FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: September 30, 2017

Item 1. Schedule of Investments.

SCHEDULE OF INVESTMENTS

September 30, 2017 (unaudited)

	Shares/Principal	Value (A)
Common Stocks — 99.1%
Energy — 77.8%
Exploration & Production — 23.2%
Anadarko Petroleum Corp.	171,100	$8,358,235
Callon Petroleum Co. (B)(C)	273,500	3,074,140
Cimarex Energy Co.	81,400	9,252,738
Concho Resources Inc. (C)	89,100	11,736,252
ConocoPhillips	547,500	27,402,375
Diamondback Energy, Inc. (B)(C)	74,900	7,337,204
Energen Corp. (C)	34,200	1,870,056
EOG Resources, Inc.	190,100	18,390,274
EQT Corp. (B)	113,100	7,378,644
Noble Energy, Inc.	305,100	8,652,636
Occidental Petroleum Corp.	274,800	17,644,908
Parsley Energy, Inc. (Class A) (C)	217,700	5,734,218
Pioneer Natural Resources Co.	82,700	12,201,558
Range Resources Corp. (B)	322,100	6,303,497
RSP Permian, Inc. (C)	145,000	5,015,550
Whiting Petroleum Corp. (B)(C)	251,500	1,373,190

		151,725,475

Integrated Oil & Gas — 29.5%
Chevron Corp.	545,300	64,072,750
Exxon Mobil Corp.	1,569,730	128,686,465

		192,759,215

Oil Equipment & Services — 12.2%
Baker Hughes, Inc.	90,100	3,299,462
Forum Energy Technologies, Inc. (B)(C)	167,700	2,666,430
Halliburton Co.	472,770	21,761,603
National Oilwell Varco, Inc. (B)	141,900	5,070,087
Oil States International Inc. (C)	180,100	4,565,535
Schlumberger Ltd.	525,400	36,651,904
Weatherford International plc (B)(C)	1,190,100	5,450,658

		79,465,679

Pipelines — 5.8%
Cheniere Energy, Inc. (B)(C)	86,300	3,886,952
Enbridge Inc. (B)	136,673	5,718,398
Kinder Morgan Inc.	289,300	5,548,774
Targa Resources Corp.	193,600	9,157,280
Williams Companies, Inc.	440,600	13,222,406

		37,533,810

Refiners — 7.1%
Andeavor	119,600	12,336,740
Phillips 66	174,475	15,983,655
Valero Energy Corp.	232,000	17,847,760

		46,168,155

Basic Materials — 21.3%
Chemicals — 17.7%
Air Products and Chemicals, Inc.	26,300	3,977,086
Albemarle Corp.	58,100	7,919,611
DowDuPont Inc.	634,935	43,956,550
Eastman Chemical Co.	104,400	9,447,156
LyondellBasell Industries N.V. (Class A)	202,400	20,047,720
Monsanto Co.	150,400	18,020,928
PPG Industries, Inc.	114,600	12,452,436

		115,821,487

General Industrials — 0.9%
Packaging Corp. of America	52,800	6,055,104

Gold & Precious Metals — 0.7%
SPDR Gold Trust (C)	35,200	4,279,616

Industrial Metals — 2.0%
Freeport-McMoRan Inc. (C)	398,700	5,597,748
Reliance Steel & Aluminum Co.	34,100	2,597,397
Steel Dynamics, Inc.	133,900	4,615,533

		12,810,678

Total Common Stocks (Cost $491,172,073)		646,619,219

Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 1.22% (D)	3,000,000	3,000,680
Northern Institutional Treasury Portfolio, 0.91% (D)	3,232,077	3,232,077

Total Short-Term Investments (Cost $6,232,077)		6,232,757

Securities Lending Collateral — 5.8%
Money Market Funds — 2.3%
Northern Institutional Funds Liquid Asset Portfolio, 1.04% (D)	15,113,754	15,113,754

U.S. Government Obligations — 3.5%
U.S. Inflation Indexed Notes, 0.13-3.09%, 4/15/18-2/15/47	$3,539,695	3,723,699
U.S. Treasury Bills, 0.0%, 10/12/17-7/19/18	$295,386	294,888
U.S. Treasury Bonds, 1.50-8.00%, 2/15/20-11/15/46	$3,601,740	3,918,636
U.S. Treasury Notes, 0.63-4.25%, 10/15/17-11/15/40	$14,711,588	14,869,510

		22,806,733

Total Securities Lending Collateral (Cost $37,920,487)		37,920,487

Total — 105.9% (Cost $535,324,637)		690,772,463

Other Assets Less Liabilities — (5.9)%		(38,240,007)

Net Assets — 100.0%		$652,532,456

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	All or a portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

See accompanying notes.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

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Adams Natural Resources Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("1940 Act") as a non-diversified investment company. The Fund is an internally-managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES

Investment Transactions - The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification.

Valuation - The Fund's financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee ("Committee") to ensure that financial instruments are appropriately priced at fair value in accordance with accounting principles generally accepted in the United States ("GAAP") and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following fair value hierarchy that categorizes inputs used to measure fair value:

  Level 1 -- fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;
  Level 2 -- fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
  Level 3 -- fair value is determined using the Fund's own assumptions, developed based on the best information available in the circumstances.

Investments in securities traded on national security exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Debt securities are generally traded in the over-the-counter market with prices obtained from an independent pricing service, which considers the yield or price of comparable bonds as well as prices quoted by dealers who make markets in such securities. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

At September 30, 2017, the Fund's financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$646,619,219	$--	$--	$646,619,219
Short-term investments	6,232,757	--	--	$6,232,757
Securities lending collateral	15,113,754	22,806,733	--	37,920,487
Total investments	$667,965,730	$22,806,733	$--	$690,772,463

There were no transfers between levels during the nine months September 30, 2017.

2. FEDERAL INCOME TAXES

As of September 30, 2017, the identified cost of investments for federal income tax purposes was $535,324,637 and net unrealized appreciation aggregated $155,447,826, consisting of gross unrealized appreciation of $204,193,732 and gross unrealized depreciation of $48,745,906.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the nine months ended September 30, 2017, were $116,325,570 and $107,727,577, respectively.

4. DERIVATIVES

During the nine months ended September 30, 2017, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.

Total Return Swap Agreements - The Fund may use total return swap agreements to manage exposure to certain risks and/or enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund's counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. The Fund's policy is to net all derivative instruments subject to a netting agreement. As of September 30, 2017, there were no outstanding total return swap contracts. During the nine months ended September 30, 2017, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity during the period, were $5,796,399 and $(5,784,034), respectively.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of September 30, 2017, there were no securities pledged as collateral and no cash collateral was held by the Fund.

5. PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At September 30, 2017, the Fund had securities on loan of $36,970,699 and held cash collateral of $37,920,487. The Fund is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Item 2. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

The certifications of the principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Form N-Q Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	October 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	October 30, 2017

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	October 30, 2017